Exhibit 10.17b

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

NOTE PURCHASE AGREEMENT
dated January 9, 2015

FTE SOLAR I, LLC
Issuer
SOLARCITY FINANCE COMPANY, LLC
as Originator and Servicer
SOLARCITY CORPORATION
as Parent and Manager
CERTAIN PURCHASERS AND FUNDING AGENTS PARTY HERETO
and

CREDIT SUISSE AG, NEW YORK BRANCH as Administrative Agent

SOLAR LOAN BACKED VARIABLE FUNDING NOTES
CLASS A NOTES AND CLASS B NOTES

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This NOTE PURCHASE AGREEMENT (this “Agreement”), dated January 9, 2015, by and among FTE SOLAR I, LLC, as Issuer, SOLARCITY FINANCE COMPANY, LLC, as Originator and as Servicer, SOLARCITY CORPORATION, as Parent and as Manager, the PURCHASERS (as hereinafter defined) from time to time parties hereto, the agent bank for each Purchaser Group from time to time party hereto (each such party, together with their respective successors in such capacity, a “Funding Agent”) and CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as agent for the Purchasers and the Funding Agents (the “Administrative Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Issuer and U.S. Bank National Association, a national banking association, as Indenture Trustee (in such capacity, the “Indenture Trustee”) have entered into an Indenture, dated as of January 9, 2015, for the purpose of authorizing the issuance, authentication and delivery by the Issuer of its Solar Loan Backed Variable Funding Notes.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Article I

DEFINITIONS

Section 1.1Definitions.

All capitalized terms used herein shall have the meanings herein specified in the “Standard Definitions” attached hereto as Annex A or as specified in the Indenture or if not defined therein, in the applicable Transaction Document.

Section 1.2Other Terms

.  All accounting terms not specifically defined herein shall be construed in accordance with GAAP.  The symbol “$” shall mean the lawful currency of the United States of America.  All terms used in Article 9 of the UCC as in effect in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Section 1.3Computation of Time Periods

.  Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each means “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date.”  The definitions of all terms defined herein shall include the singular as well as the plural form of such terms and the masculine of such terms as well as the feminine and neuter genders of such terms.

Article II

PURCHASE OF NOTES

Section 2.1Purchase

.    Upon the terms and subject to the conditions set forth herein, each Conduit or Alternate Purchaser which is a member of a Purchaser Group party hereto on the Initial Funding Date may, in its sole discretion, and each Non-Conduit Committed Purchaser shall, purchase from the Issuer, without recourse except as provided herein and in the other Transaction Documents, either a Class A Note or Class B Note, as the case may be, in a

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principal amount equal to the product of (x) the Applicable Commitment Percentage as of the Initial Funding Date with respect to such Purchaser Group or Non-Conduit Permitted Purchaser, as applicable, and (y) the product of the applicable Funding Percentage and the amount specified by the Issuer as the initial Aggregate Outstanding Note Balance in the first Borrowing Notice delivered pursuant to Section 2.2(a)(v) hereof (the “Initial Aggregate Outstanding Note Balance”).

If any such Conduit elects, in its sole discretion, not to purchase a Note on the Initial Funding Date, the Issuer shall be deemed to have requested that the Alternate Purchasers which are members of the Purchaser Group of which such Conduit is a member, purchase such Note, and, if the conditions set forth in Sections 2.2(a) and 3.3 hereof are satisfied, each such Alternate Purchaser shall purchase a Note in a principal amount equal to the product of (x) the Alternate Purchaser Percentage for such Alternate Purchaser, (y) the Applicable Commitment Percentage as of the Closing Date with respect to such Purchaser Group and (z) the product of the applicable Funding Percentage and the Initial Aggregate Outstanding Note Balance.  Such Notes accrue interest as described in the Indenture from and including the Closing Date.

The Notes purchased by and conveyed, transferred and assigned to each Purchaser Group or Non-Conduit Committed Purchaser shall be delivered to and registered in the name of, (x) in the case of a Note of a Purchaser Group, the Funding Agent for such Purchaser Group, as agent for the members of such Purchaser Group, or (y) in the case of a Note of a Non-Conduit Committed Purchaser, such Non-Conduit Committed Purchaser, and in each case shall be for an aggregate principal amount of up to such Purchaser Group’s or such Non-Conduit Committed Purchaser’s Purchaser Commitment Amount.  For the avoidance of doubt, such initial funding and Initial Aggregate Outstanding Note Balance shall be considered an “Increase” and a “Notes Increase Amount,” respectively (each such term as defined in Section 2.2(a) hereof).

Section 2.2Increase of Purchaser Invested Amounts

(a)Upon the terms and subject to the conditions set forth herein (i) on the Initial Funding Date the Issuer shall sell a Class A Note or Class B Note, as applicable, to each Conduit and/or the Alternate Purchasers which are members of the Purchaser Group of which such Conduit is a member as described in Section 2.1 hereof and each Non-Conduit Committed Purchaser and (ii) on any Business Day thereafter during the Revolving Period (x) the Issuer may, at its option, sell to each Purchaser, and (y) each Non-Conduit Committed Purchaser shall purchase from the Issuer, each Conduit may, in its sole discretion, purchase from the Issuer, and/or each such Alternate Purchaser shall, in accordance with Section 2.2(b) hereof, purchase from the Issuer, its Applicable Commitment Percentage of the product of the Funding Percentage and an increase (an “Increase”) in the aggregate outstanding amount of the Notes (the amount of each such Increase, a “Notes Increase Amount”) at the request of the Issuer in accordance with Section 2.14 of the Indenture; provided, however, that:

(i)the Purchaser Invested Amount with respect to each Purchaser Group or Non-Conduit Committed Purchaser shall not exceed the Purchaser Commitment Amount for such Purchaser Group or Non-Conduit Committed Purchaser, as applicable, after giving effect to such Increase;

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(ii)the SolarCity Entities, as applicable, shall have complied with all of their respective covenants and agreements contained in this Agreement, the Indenture, the Servicing Agreement, the Sale and Contribution Agreement, the Management Agreement and any other Transaction Document, as applicable;

(iii)the Revolving Period has not ended and no Amortization Event, Potential Amortization Event, Default, or Event of Default shall have occurred and be continuing on such Funding Date, and no Amortization Event, Potential Amortization Event, Default, or Event of Default would occur after giving effect to such Increase;

(iv)by 3:00 P.M. (New York City time), at least two Business Days preceding each proposed Funding Date, the Issuer shall have delivered to the Administrative Agent an electronic copy of a “Borrowing Notice” in substantially the form of Exhibit A hereto which will contain a certification of an authorized officer of the Issuer stating, among other things, that the Aggregate Outstanding Note Balance will not exceed the Total Borrowing Base after giving effect to such Increase, which certificate will set forth the Total Borrowing Base, the Class A Borrowing Base, the Class B Borrowing Base and provide all data used, in Excel format, to calculate the Total Borrowing Base, the Class A Borrowing Base and the Class B Borrowing Base as of such Funding Date; and the Administrative Agent shall forward such Borrowing Notice to the Conduit on the same Business Day it receives the same, together with confirmation of the amount of funding being requested from the Conduit;

(v)after giving effect to such Increase, the Aggregate Outstanding Note Balance will not exceed the Total Borrowing Base, the Outstanding Note Balance of the Class A Notes will not exceed the Class A Borrowing Base and the Outstanding Note Balance of the Class B Notes will not exceed the Class B Borrowing Base;

(vi)after giving effect to such Increase, the Aggregate Outstanding Note Balance will not exceed the Facility Limit;

(vii)after giving effect to such Increase, the Issuer shall have deposited (or caused to be deposited) into the Liquidity Reserve Account (without giving effect to the deposit of any Available Funds pursuant to Section 5.05 of the Indenture) an amount equal to the amount, if any, necessary to cause the amounts on deposit in the Liquidity Reserve Account to equal the Liquidity Reserve Account Required Balance after giving effect to such Increase;

(viii)the Issuer shall be in compliance with the Hedge Requirements;

(ix)all of the representations and warranties of the SolarCity Entities made herein and in any other Transaction Document shall be true and correct as of such date (except to the extent any such representation or warranty expressly relates to an earlier date including representations and warranties made as to financial information

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which is presented as of a specific date and public filings which relate to their day of filing, each of which shall be true and correct as of such earlier date);

(x)on or prior to such Funding Date, the Custodian shall have possession of a Custodian File for each Borrowing Base Solar Loan and shall have acknowledged to the Indenture Trustee and the Administrative Agent such possession and its undertaking to hold each such original Obligor Note and the related Custodian File for each Borrowing Base Solar Loan for purposes of perfection of the Indenture Trustee’s interests in such original Solar Loans and the related Custodian Files; provided that the fact that any document not required to be in its respective Custodian File pursuant to the Sale and Contribution Agreement is not in the possession of the Custodian in its respective Custodian File shall not constitute a failure to satisfy this condition;

(xi)each electronic original Obligor Note is maintained on the systems of a third-party custodian acceptable to the Administrative Agent;

(xii)the Issuer shall have delivered to the Administrative Agent an updated Schedule of Solar Loans for all Borrowing Base Solar Loans owned by the Issuer;

(xiii)all conditions precedent and other obligations related to the delivery, conveyance and Grant of the related Additional Solar Loans in Section 5 of the Sale and Contribution Agreement and Section 8.02 of the Indenture have been satisfied; and

(xiv)the Notes Increase Amount is at least $1,000,000.

On each Funding Date, each Purchaser Group shall pay to the related Funding Agent, and each Funding Agent and Non-Conduit Committed Purchaser shall pay to the Issuer pursuant to the instructions in the related Borrowing Notice, immediately available funds in an amount equal to the Applicable Commitment Percentage with respect to such Purchaser Group or Non-Conduit Committed Purchaser of the Funding Percentage of the applicable Notes Increase Amount with respect to such Funding Date.

(b)Each Conduit may fund any Increase in accordance with the terms of Section 2.2(a) hereof; provided, however, that if a Conduit elects, in its sole discretion, not to fund its entire Applicable Commitment Percentage of its Funding Percentage of the Notes Increase Amount with respect to any Funding Date or if any Funding Agent otherwise provides notice to the Administrative Agent that the Alternate Purchasers in the Purchaser Group with respect to which it is acting as Funding Agent will provide such funding, the Issuer shall be deemed to have requested that such Alternate Purchasers fund such portion of the Notes Increase Amount and each such Alternate Purchaser shall fund its Alternate Purchaser Percentage of such portion of the related Funding Percentage of the Notes Increase Amount if the conditions set forth in Section 2.2(a) hereof are satisfied.  Absent the circumstances described in the proviso in the immediately preceding sentence, the Issuer may not request any Alternate Purchaser to fund any portion of any Notes Increase Amount.

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(c)The acceptance of funds by the Issuer pursuant to this Section 2.2 in connection with an Increase shall be deemed to be a certification by the Issuer that the conditions specified in clauses (i) through (xiv) of Section 2.2(a) hereof have been satisfied with respect to such Increase.

Section 2.3Breakage Costs; Liquidation Fees; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications.

(a)Breakage Costs and Liquidation Fees.

(i)If a Note Increase Amount is not funded on the Funding Date specified by the Issuer in the Borrowing Notice for any reason other than default by the Purchasers, the Issuer hereby agrees to pay Breakage Costs, if any.

(ii)The Issuer further agrees to pay all Liquidation Fees associated with a reduction of the Note Increase Amount at any time.  The Issuer shall not be responsible for any Liquidation Fees or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to Section 6.7 hereof and the reallocation of any portion of the Note Increase Amount of the Purchaser making such assignment unless, in each case, such assignment is requested by the Issuer.

(b)Increased Costs.  If (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation by a Governmental Authority, (ii) the compliance by any Purchaser, the Administrative Agent or any Affiliate thereof (each of which, an “Affected Party”) with any guideline or request from any Governmental Authority (whether or not having the force of law) or (iii) any Change in Law, (A) shall subject an Affected Party to any Tax (except for Taxes (including franchise Taxes) imposed on the overall net income or net profits of such Affected Party by any jurisdiction with respect to which the Affected Party has a present or former connection (other than any connection arising from such Affected Party having executed, delivered become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced any Transaction Document), duty or other charge with respect to the Trust Estate, the obligation to purchase Increases hereunder, or on any payment made hereunder, (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (C) shall impose any other condition affecting the Trust Estate or the rights of any Purchaser and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten Business Days after written demand by such Affected Party, the Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Trust Estate, any obligation to purchase Increases hereunder, any

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of the rights of such Purchaser or the Administrative Agent hereunder, or any payment made hereunder.

(c)Capital Adequacy.  If (i) the introduction of or any change after the Closing Date in or in the interpretation of any law, guideline, rule, regulation, directive or request, (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, or (iii) any other Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change, compliance or Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten Business Days after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

(d)Illegality.  If as a result of any event or circumstance similar to those described in 2.3(b), or 2.3(c) hereof, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding of Notes Increase Amounts or the maintenance of Increases hereunder, then within ten Business Days after written demand by such Affected Party, the Issuer shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

(e)In determining any amount provided for in this Section 2.3, the Affected Party may use any commercially reasonable averaging and attribution methods.  Any Affected Party making a claim under this Section 2.3 shall submit to the Issuer a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

Section 2.4Voluntary Reduction of Aggregate Outstanding Note Balance and Facility Limit; Extension

.

(a)The Issuer shall have the right on any Business Day and from time to time to reduce the Aggregate Outstanding Note Balance, in whole or in part, upon at least five Business Days’ prior written notice to the Administrative Agent (unless a lesser notice period is acceptable to the Administrative Agent), which notice shall specify the proposed prepayment date and the amount of such prepayment (in the aggregate and by Purchaser), provided that (i) any such prepayments shall be made only as provided in Section 6.01 of the Indenture, (ii) any partial prepayment under Section 6.01 of the Indenture shall be equal to a minimum of $1,000,000 (unless a lesser amount is agreed to by the Administrative Agent), and (iii) such reduction shall be made among the Class A Notes and the Class B Notes, based on the related Funding Percentages and pro rata among the Purchaser Groups and Non-Conduit Committed

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Purchasers based on their respective Purchaser Invested Amounts.  If any such notice is given, the amount specified in such notice shall be presumed correct absent manifest error and shall be due and payable on the date specified therein.  Each notice of prepayment shall be irrevocable and binding on the Issuer.

(b)The Issuer may, on any Business Day, upon written notice given to the Administrative Agent not later than two Business Days prior to the date of the proposed action (which notice may be conditioned upon any event), terminate in whole or reduce in part, on a pro rata basis, the Unused Portion with respect to each Purchaser Group; provided, however, that (A) any partial reduction shall be in the amount of $500,000 or an integral multiple thereof and (B) any Purchaser Commitment Amount so reduced may not be increased again without the written consent of the Committed Purchasers.  As used herein, the “Unused Portion” shall mean with respect to a Purchaser Group on any day the excess of (x) the Purchaser Commitment Amount of such Purchaser Group as of 5:00 P.M. (New York City time) on such day, over (y) the Purchaser Invested Amount as of 5:00 P.M. (New York City time) on such day.

(c)No earlier than 364 days, and no later than 90 days, prior to the Maturity Date, the Issuer may deliver written notice to the Administrative Agent requesting an extension of such Maturity Date.  The Administrative Agent shall respond to such request no later than 30 days following the date of its receipt of such request, indicating whether it is considering such request and preliminary conditions precedent to any extension of the Maturity Date as the Administrative Agent determines to include in such response.  The Administrative Agent’s failure to respond to a request delivered by the Issuer pursuant to this Section 2.4 shall not be deemed to constitute any agreement by the Administrative Agent to any such extension. The granting of any extension of the Maturity Date requested by the Issuer shall be in the mutual discretion of the Issuer and the Administrative Agent, with the consent of the Consenting Lender and Purchaser Groups and/or Non-Conduit Committed Purchasers having Applicable Commitment Percentages aggregating more than 51% of each of the Class A Facility Limit and the Class B Facility Limit.

Section 2.5Fees

.  The Issuer and the Parent shall be jointly and severally obligated to pay or cause to be paid such fees as are set forth in the Fee Letters at the times and in the amounts set forth therein and any Unused Fees due on a Payment Date.

Section 2.6Right of Setoff

.  Each Purchaser Group and Non-Conduit Committed Purchaser is hereby authorized (in addition to any other rights it may have) at any time after the Revolving Period ends occurs with respect to such Purchaser Group or Non-Conduit Committed Purchaser to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by any member of such Purchaser Group or by such Non-Conduit Committed Purchaser to, or for the account of, the Issuer against all amounts owing by the Issuer to any member of such Purchaser Group or to such Non-Conduit Committed Purchaser under this Agreement, provided that no Purchaser shall setoff against any property of the Issuer which shall have been pledged to the Indenture Trustee or in which the Indenture Trustee shall have been granted an interest.

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Section 2.7Interest.  The holders of the Class A Notes shall be entitled to the Class A Interest Distribution Amount payable on each Payment Date in accordance with Section 5.05 of the Indenture and the holders of the Class B Notes shall be entitled to the Class B Interest Distribution Amount payable on each Payment Date in accordance with Section 5.05 of the Indenture.

Section 2.8Principal; Maturity Date.  Each Note shall be due and payable in full on the Maturity Date.

Section 2.9Payments and Computations, Etc.

(a)All amounts to be paid or deposited by the Issuer, the Originator, the Manager or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 3:00 P.M. (New York City time) on the day when due in immediately available funds.  Pursuant to the Indenture, the Indenture Trustee shall pay all amounts paid to or deposited with it for payment to any Purchaser Groups or Non-Conduit Committed Purchasers in accordance with the terms of the Indenture.  Each of the Issuer, the Originator, the Manager or the Servicer shall, to the extent permitted by Law, pay to or deposit with the Indenture Trustee, for the benefit of each Purchaser Group and each Non-Conduit Committed Purchaser, upon demand, interest on all amounts that it is required to pay or deposit hereunder that are not paid or deposited when due hereunder shall bear interest at the rate used to calculate the Cost of Funds and the Class A Applicable Margin and the Class B Applicable Margin.  All computations of interest payable at the CP Rate, the Adjusted LIBOR Rate or the LIBOR Rate and all per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.  Any computations by the Administrative Agent of amounts payable by the Issuer, the Originator, the Manager or the Servicer hereunder shall be binding upon the Issuer, the Originator or the Servicer, as applicable, absent manifest error.

(b)All payments to be made in respect of fees, if any, due to the Administrative Agent or any Purchaser from the Issuer hereunder shall be made on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Issuer, and without setoff, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue.  The Issuer hereby authorizes and directs the Administrative Agent to charge the Issuer for all such fees due from the Issuer hereunder when due.  The Issuer agrees that, to the extent there are insufficient funds in the Collection Account, to make any payment when due, the Issuer shall immediately pay to the Administrative Agent all amounts due that remain unpaid.

Article III

REPRESENTATIONS, WARRANTIES, COVENANTS and conditions precedent; delivery of information

Section 3.1Representations and Warranties of the SolarCity Entities.  As of the Closing Date and as of each Funding Date, the Issuer, the Originator, the Manager, the Parent and the Servicer, each as to itself only and not as to any other party, represent and warrant to the

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Administrative Agent, each Funding Agent and each Purchaser, that all of its representations and warranties set forth in the Transaction Documents to which it is a party are true and correct as of such day as though made on and as of such day (except for representations or warranties which speak of another date, which representations and warranties shall be true and correct as of such other date), in each case as represented or warranted by such party in the Transaction Document to which it is a party.  Additionally, the Issuer, the Originator, the Manager, the Parent (to the extent explicitly mentioned in any of the following subsections) and the Servicer, as applicable, each as to itself only and not as to any other party, represent and warrant as follows as of the Closing Date and as of each Funding Date:

(a)Perfection of Security Interests in the Trust Estate.  With respect to the Issuer, payment of principal and interest on the Notes and the prompt observance and performance by the Issuer of all of the terms and provisions of this Agreement and the Indenture are secured by the Trust Estate.  Upon the issuance of the Notes, the Indenture will create a security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee to secure amounts payable under the Notes, the Indenture and this Agreement, which security interest is perfected and superior to and prior to all other Liens (other than any Permitted Liens) and is enforceable as such against all creditors of and purchasers from the Issuer.

(b)Not an Investment Company or Holding Company.  The Issuer is not an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is the Issuer otherwise subject to regulation thereunder and the Issuer does not rely solely on the exemption from the definition of "investment company" in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).

(c)Bulk Sales.  With respect to the Issuer, no transaction or series of transactions contemplated by the Indenture requires compliance with any bulk sales act or similar law.

(d)Transfers Under the Sale and Contribution Agreement.  Each Additional Solar Loan has been purchased by the Issuer from the Originator pursuant to and in accordance with the terms of the Sale and Contribution Agreement.

(e)Preference; Voidability.  The Issuer shall have given reasonably equivalent value to the Originator in consideration for the transfer to it of the Solar Loans from the Originator, and each such transfer shall not have been made for or on account of an antecedent debt owed by the Originator to it and no such transfer is or may be voidable under any section of the Bankruptcy Code.

(f)Material Adverse Change.  There has not been a material adverse change with respect to the business or operations of any of the Issuer, the Originator, the Servicer, the Manager or the Parent, in each case that could materially inhibit such Person’s ability to perform its respective obligations under the Transaction Documents to which it is a party.

(g)Accuracy of Information.  All written information that has been made available by the Issuer or any Affiliate thereof to Administrative Agent or any Purchaser in

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connection with the transactions contemplated by this Agreement and the other Transaction Documents described in clause (a) of the definition thereof (such information to be taken as a whole, including, without limitation, updated or supplemented information), or that has been furnished by the Issuer or any Affiliate thereof to any third party in connection with the preparation and delivery by such third party of a report or certificate to Administrative Agent, the Indenture Trustee or any Purchaser, is complete and correct in all material respects, and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading under the circumstances in which they are made, and (ii) to the Issuer’s knowledge, each third party report or certificate furnished by or on behalf of the Issuer or any Affiliate thereof to the Administrative Agent or any Purchaser, is complete and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading under the circumstances in which they are made; provided, however, that in each case no representation or warranty is made with respect to projections, assumptions or other forward-looking statements.

(h)Taxes.  Each SolarCity Entity has timely filed all federal, state, provincial, territorial, foreign and other tax returns and reports required to be filed under applicable law, and has timely paid all federal, state, foreign and other taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise that have become due and payable, except those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP.  No tax lien or similar adverse claim has been filed with respect to the Issuer’s property, and no claim is being asserted, against the Issuer or its property with respect to any tax, assessment, fee or other governmental charge.  Any taxes, fees and other governmental charges due and payable by any SolarCity Entity in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been timely paid or shall have been paid if and when due.

(i)No Changes to Obligor Collections Policy and Reassignment Policy.  The Servicer represents and warrants that since the Closing Date, there have been no changes in the Obligor Collections Policy or the Reassignment Policy, other than changes that were made in accordance with the terms of the Servicing Agreement.

(j)No Servicer Event of Default or Manager Termination Event.  The Servicer represents that no event has occurred and is continuing or would result from a purchase in respect of a Borrowing Base Solar Loan, which constitutes a Servicer Event of Default.  The Manager represents and warrants that no event has occurred and is continuing or would result from a purchase in respect of a Borrowing Base Solar Loan, which constitutes a Manager Termination Event.

(k)Organization.  The organizational chart attached hereto as Schedule 3.1(k) with respect to the Originator and each of its direct and indirect subsidiaries is true and correct as of the Closing Date and there has been no Change of Control with respect to the Originator.

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(l)Financial Statements.  The Parent and the Servicer hereby represent and warrant that the audited fiscal year ended December 31, 2013 and the unaudited fiscal quarter ended June 30, 2014 consolidated and/or combined financial statements of the Parent and the Servicer heretofore delivered to the Administrative Agent were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present, in all material respects, the consolidated and/or combined financial condition and operations of the Parent and the Servicer at such date and the consolidated results of its operations for the period then ended.

(m)Compliance with Margin Regulations.  The Issuer is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(n)Environmental Matters.  Except as set forth in Schedule 3.1(n) hereto and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to the Issuer or the Trust Estate, no SolarCity Entity (i) has failed to comply with any environmental law or to obtain, maintain or comply with any permit, license or other approval required under any environmental law, (ii) has become subject to any liability in respect of an environmental law, or (iii) has received notice of any claim with respect to any liability in respect of an environmental law.

(o)Insurance.  Each SolarCity Entity is covered by insurance in such amounts and coverage as are in accordance with prudent industry practice.

(p)Intellectual Property.  Each SolarCity Entity owns or licenses or otherwise has the right to use all licenses, permits, trademarks, trademark applications, patents, patent applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operation of its businesses in order to perform its obligations under the Transaction Documents, without infringement upon or conflict with the rights of any other Person with respect thereto.

(q)OFAC and Patriot Act.  Neither the Issuer nor any of its officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”) or is otherwise a person with which any U.S. person is prohibited from dealing under the laws of the United States, unless authorized by OFAC.  The Issuer does not conduct business or complete transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC.  The Issuer will not directly or indirectly use the proceeds from the Notes, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding, is the subject of economic sanctions administered or enforced by OFAC, or is in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by OFAC.  The Issuer is not in violation of Executive Order No. 13224 or the Patriot Act.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(r)Foreign Corrupt Practices Act.  None of the Issuer or any director, officer, agent or employee of the Issuer, has used any of the proceeds of any Note (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which the Issuer conducts its business and to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(s)No Registration Required.  Based upon the representations of the Purchasers contained herein and compliance with the terms of this Agreement and the Transaction Documents, the sale of the Notes pursuant to the terms of this Agreement and the Indenture will not require the registration of such Notes under the Securities Act.

(t)Trust Indenture Act.  Based upon the representations of the Purchasers contained herein and compliance with the terms of this Agreement and the other Transaction Documents, the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

The representations and warranties of the Issuer, the Originator, the Parent, the Manager and the Servicer, respectively, set forth in Sections 3.1(b), (e), (f) (but only with respect to the Issuer), (g), (h), (i), (l), (m), (n), (o), (q) and (r) shall be deemed to be remade without further act by such Person on each Determination Date.  The representations and warranties set forth in this Section 3.1 shall survive the Grant of the Trust Estate by the Issuer to the Indenture Trustee under the Indenture.

Section 3.2Covenants of the SolarCity Entities.  The Issuer, the Originator, the Manager, the Parent and the Servicer, each as to itself only and not as to any other party, covenant to the Administrative Agent, each Funding Agent and each Purchaser, that all of its covenants set forth in the Transaction Documents to which it is a party will be observed as covenanted to by such party in the Transaction Documents.  Additionally, the Issuer, the Originator, the Manager, and the Servicer, as applicable, each as to itself only and not as to any other party, covenant:

(a)Transaction Documents.  The Issuer shall make to the Originator, the Servicer and the Manager such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make under the Transaction Documents to which the Originator, the Manager or the Servicer, as applicable, is a party and as may be from time to time reasonably requested by the Administrative Agent.

(b)Inspections.  Upon five Business Days prior written notice, at any time and from time to time during regular business hours, the Issuer shall permit the Administrative Agent, each Funding Agent and each Purchaser or their agents or representatives, provided, that such parties conduct such investigations at the same time, access to:

(i)     the offices and properties of the Issuer (including, without limitation, any repository used by the Issuer, or the Servicer or the Manager on the Issuer’s

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behalf, to store the computer tapes or other computer records constituting the Monthly Servicer Report or the Monthly Manager Report, as applicable), in order to examine and make copies of and abstracts from all books, correspondence and records of the Issuer as appropriate to verify the Issuer’s compliance with this Agreement, the Indenture, the Servicing Agreement, the Management Agreement any other Transaction Documents to which it is a party and any other agreement contemplated hereby or thereby, and the Administrative Agent, each Funding Agent and each Purchaser and/or their respective agents and representatives may examine and audit the same, and make photocopies and computer tape or other computer replicas thereof (as appropriate), and the Issuer agrees to render to the Administrative Agent, each Funding Agent and each Purchaser and/or their respective agents and representatives, at Issuer’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

(ii)     the officers or employees of the Issuer in order to discuss matters relating to the Solar Loans or the Issuer’s performance hereunder with any of the officers or employees of the Issuer having knowledge of such matters;

provided, that such inspections shall be conducted with commercially reasonable frequency but no more than once each fiscal year (excluding any inspections conducted during the continuance of an Event of Default, Servicer Event of Default, Manager Termination Event or Amortization Event) and at a reasonable cost (although after the occurrence and during the continuance of an Event of Default, Servicer Event of Default, Manager Termination Event or Amortization Event any such inspections shall be conducted at the sole discretion of the Administrative Agent, or applicable Funding Agent or Purchaser).  The cost of inspections shall be at the expense of the Issuer provided that unless an Event of Default, Servicer Event of Default, Manager Termination Event or Amortization Event has occurred and is continuing, the Issuer shall not be responsible for travel and lodging costs of the Administrative Agent or any Funding Agent or Purchaser and their respective representatives and agents.  The Administrative Agent, the Funding Agents and the Purchasers and their respective representatives and agents shall all conduct such inspections at the same time.

(c)Audits.  Each of the Administrative Agent, each Funding Agent and each Purchaser and their respective agents and representatives shall also have the right to discuss the Issuer’s affairs with the officers and employees of the Issuer and Issuer’s independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Trust Estate, including causing the Issuer, the Manager or the Servicer, or any officers or employees of the Issuer, the Manager or the Servicer to work with the Administrative Agent, the Funding Agents or the Purchasers to contact the Obligors to confirm amounts outstanding under the applicable Obligor Note and matters related thereto.  In connection with all audits performed under this Agreement, the Administrative Agent shall use reasonable efforts to coordinate the staffing and timing of such audits in order to minimize the cost and expense thereof and shall have such audits conducted by all parties at the same time.  The Administrative Agent shall also solicit input from the Funding Agents and the Purchasers with respect to the scope of such coordinated audit.  Upon the completion of any audit by or on behalf of the Administrative Agent, the Administrative Agent shall provide copies of the results thereof to each Non-Conduit Committed Purchaser and each

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Funding Agent on behalf of the related Purchaser Group.  The number and frequency of any such audits prior to the occurrence of an Event of Default, Servicer Event of Default, Manager Termination Event or Amortization Event shall be not more frequently than annually (excluding any audits conducted during the continuance of an Event of Default, Servicer Event of Default or Amortization Event), and after the occurrence and continuance of an Event of Default, Servicer Event of Default, Manager Termination Event or Amortization Event, with such greater frequency as may be determined by the Administrative Agent at the direction of the Majority Facility Investors.  Each such audit shall be at the expense of the Issuer.

(d)Legal Opinion.  On or before March 31 in each calendar year, the Issuer shall furnish to the Administrative Agent, each Non-Conduit Committed Purchaser and each Funding Agent an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of the Indenture, the Servicing Agreement and any other requisite documents (including, without limitation, the Sale and Contribution Agreement), and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien on the Borrowing Base Solar Loans and other Trust Estate created by the Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such liens.  Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of the Indenture, the Servicing Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the liens and security interests Granted thereunder until March 31 in the following calendar year.

(e)Instruments.  The Issuer shall not remove any portion of the Trust Estate that is evidenced by an instrument, certificate or other writing (including any Obligor Note associated with a Borrowing Base Solar Loan) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to subsection (d) above unless the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser shall have first received an Opinion of Counsel to the effect that the lien of the Indenture Trustee with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that the Servicer may remove any portion of the Custodial File with respect to a Borrowing Base Solar Loan from such jurisdiction to the extent necessary to satisfy any requirement of law or court order or in accordance with the ordinary servicing procedures of the Servicer, in all cases in accordance with the provisions of the Custodial Agreement.

(f)Enforcement of Sale and Contribution Agreement.  The Issuer, on its own behalf and on behalf of the Administrative Agent and each Purchaser, shall promptly enforce all covenants and obligations of the Originator contained in the Sale and Contribution Agreement.  The Issuer shall deliver consents, approvals, directions, notices, waivers and take other actions under the Sale and Contribution Agreement as may be directed by the Administrative Agent.

(g)Release of the Trust Estate.  The Issuer shall not release, or cause to be released, any portion of the Trust Estate except as permitted in this Agreement or the

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Indenture or as to which the prior written consent of the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser shall have been obtained.

(h)Organizational Documents.  The Issuer shall not amend, modify or supplement its organizational documents without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) or appoint any new Independent Member (as such term is defined in the applicable document) without giving the Administrative Agent ten days’ prior notice of such appointment; provided, however, that if such appointment is to fill a vacancy, such notice shall only be required to be given as promptly as possible.  The Originator shall not materially amend, modify or supplement its organizational documents without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed).  The Issuer and the Originator shall take all actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of Chadbourne & Parke LLP, relating to the issues of substantive consolidation and true sale of Borrowing Base Solar Loans to the Issuer.

(i)Use of Proceeds; Compliance with Margin Regulations.  The Issuer and the Originator will ensure that no part of the proceeds of any the Notes will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System, including Regulation T, U or X.    The Issuer and the Originator shall ensure that no part of the proceeds of the Notes will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.  At no time would more than 25% of the value of the Issuer’s assets that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

(j)No Violation.  The consummation of the transaction contemplated by the Transaction Documents and the fulfillment of the terms hereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under the articles of organization or the operating agreement of any SolarCity Entity, or any indenture, agreement or other instrument to which a SolarCity Entity is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than as contemplated or permitted by a Transaction Document).

(k)Insurance.  Each SolarCity Entity shall maintain insurance in amounts and coverage as are in accordance with prudent industry practice.

Section 3.3Tax Treatment

.  Each of the Issuer, the Originator, the Parent, the Manager, the Servicer and each of the Purchasers hereby confirms that it will enter into the Transaction Documents to which it is a party with the intention that the Notes will qualify under applicable tax law as indebtedness.  The Issuer, the Originator, the Parent, the Manager, the Servicer and each of the Purchasers each agrees to treat and shall treat the Notes, for purposes of U.S. federal and state income or franchise taxes and any other tax imposed on or measured by income, as indebtedness unless otherwise required by the Internal Revenue Service or other applicable taxing authority.  The Issuer, Originator, Parent, Manager, Servicer and each of the

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Purchasers shall file all federal, state and local tax and information returns in a manner that is consistent with the treatment of the Notes as indebtedness.

Section 3.4Conditions Precedent

.  This Agreement shall become effective on the Closing Date, upon satisfaction of the following conditions precedent on or prior to such date:

(a)Transaction Documents and other Closing Documents.  Each of the Transaction Documents shall be in full force and effect and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained and shall be in full force and effect, and the Administrative Agent shall have received a duly executed counterpart thereof.  The Administrative Agent shall have received each of the items listed on the Closing List attached hereto as Exhibit B, each in form and substance satisfactory to the Administrative Agent.

(b)Receipt of Notes.  A Class A Note or Class B Note, as applicable, registered in the name of each Funding Agent and each Non-Conduit Committed Purchaser in an amount up to the Purchaser Commitment Amount with respect to the related Purchaser Group or Non-Conduit Committed Purchaser, as applicable, and executed by the Issuer and authenticated by the Indenture Trustee in accordance with the Indenture.

(c)No Material Adverse Effect.  Since December 31, 2013, there shall not have been a Material Adverse Effect with respect to any SolarCity Entity.

(d)Know Your Customer Information.  The Administrative Agent and the Indenture Trustee shall have received all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including the Patriot Act.

(e)Closing Certificate.  The Administrative Agent shall have received closing certificates, in form and substance satisfactory to the Administrative Agent, from a Responsible Officer of each of the SolarCity Entities.

(f)Payment of Fees.  On or prior to the Closing Date, the Issuer shall have paid all fees previously agreed in writing to be paid on or prior to the Closing Date.

(g)Enforceability of the Notes.  The Notes shall be entitled to the benefit of the security provided in the Indenture and shall constitute the legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)).

(h)Evidence of Insurance.  The Administrative Agent shall have received certification evidencing coverage under the Manager’s fidelity insurance policies and errors and omissions policies.

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(i)Rating.  Each Funding Agent shall have received, to the extent required, evidence satisfactory to it that the purchase by the Conduit in its Purchaser Group of Notes hereunder will not result in a reduction or withdrawal of the rating of such Conduit’s Commercial Paper by any of the rating agencies or any other nationally recognized rating agency rating such Commercial Paper.

Section 3.5Annual Certificate

Each of the Servicer and the Manager shall deliver to the Administrative Agent all certificates required to be delivered to the Administrative Agent pursuant to the Servicing Agreement and the Management Agreement, respectively.

Section 3.6Periodic Notices and Reports

(a)Notices, Certificates and Reports Delivered to the Indenture Trustee.  In addition to those notices, certificates and reports required to be delivered to the Administrative Agent pursuant hereto, the Issuer shall furnish to the Administrative Agent a copy of each notice, certificate or report delivered by the Issuer to the Indenture Trustee pursuant to the Indenture, the Servicing Agreement or the Management Agreement concurrently with the delivery of any such notice, certificate or report to the Indenture Trustee.

(b)Financial Reports.

(i)As soon as is practicable, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year, FinCo shall deliver to the Administrative Agent the unaudited combined and/or consolidated balance sheet of each of FinCo and the Issuer, as at the end of, and the related unaudited statements of income (or changes in financial position) for such quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter and the corresponding figures as at the end of, and for, the corresponding period in the preceding fiscal year, together with a certificate signed by the chief financial officer or a vice president responsible for financial administration of each of FinCo and the Issuer, to the effect that such financial statements, while not examined by independent public accountants, reflect, in his opinion and in the opinion of each of FinCo and the Issuer, all adjustments necessary to present fairly the financial position of each of FinCo and the Issuer, as the case may be, as at the end of the fiscal quarter and the results of their operations for the quarter then ended in conformity with GAAP consistently applied, subject only to year-end and audit adjustments and to the absence of footnote disclosure; and

(ii)as soon as is practicable, but in any event within 120 days after the end of each fiscal year, the Parent shall deliver to the Administrative Agent the audited combined and/or consolidated balance sheet of each of the Parent and the Issuer, as at the end of, and the related consolidated statements of income, shareholders’ equity and cash flows for such year, and the corresponding figures as at the end of, and for, the preceding fiscal year, accompanied by an opinion of Ernst & Young LLP or such other independent certified public accountants of recognized standing as shall be retained by each of the Parent and the Issuer, and satisfactory to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion shall (A) be unqualified as to

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going concern and scope of audit and shall state that such financial statements fairly present the financial condition of each of the Parent and the Issuer, as at the dates indicated and the results of the operations and cash flows for the periods indicated and (B) contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements.

(iii) Upon discovery by the Issuer, the Originator, the Manager, the Parent, the Servicer, the Administrative Agent, a Funding Agent or a Purchaser of a breach of any of its representations, warranties or covenants contained in this Agreement, the party discovering such breach shall give prompt written notice thereof to each other party.

Section 3.7Representation and Warranties of the Purchasers

.  Each Purchaser represents and warrants to the Issuer as of the Closing Date, and each Purchaser represents and warrants as of each Funding Date hereafter that the Note (including each Notes Increase Amount) purchased by or on its behalf pursuant to this Agreement has been and will be acquired for investment purposes only and not with a view of any public distribution thereof, it will not offer to sell or otherwise dispose of the Note so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws and it is a “qualified institutional buyer” as defined in Rule 144A of the Securities Act, and that it is aware that the sale to it is being made in reliance on an exemption from registration under the Securities Act.  Each Purchaser acknowledges that it has no right to require the Issuer to register under the Securities Act or any other securities law the Notes (or any interest therein) to be acquired by or on its behalf pursuant to this Agreement.  Each Purchaser hereby acknowledges, represents and agrees with the Issuer with respect to the transfer restrictions set forth in Article II of the Indenture.

Section 3.8Rating

.  A Noteholder (or the Administrative Agent at the Purchasers’ unanimous direction) may, in its sole discretion and expense, at any time, have the Notes rated by Moody’s, S&P, DBRS, Inc. or Kroll Bond Rating Agency, Inc.  Any such rating shall not be a condition precedent to the effectiveness of this Agreement, nor shall any rating process or requests or any subsequent downgrade of any rating received impact the Issuer’s ability to request an Increase hereunder.  The Issuer, the Servicer, Parent, the Manager and the Originator shall provide reasonable assistance to obtain such rating and the Noteholder shall use commercially reasonable efforts to ensure that SolarCity Corporation is not named in such rating. For the avoidance of doubt, any such rating shall not be a condition precedent to any Increase or to the exercise of any rights of the Issuer under this Agreement.

Article IV

INDEMNIFICATION; EXPENSES; RELATED MATTERS

Section 4.1Indemnities by the Issuer

.  Without limiting any other rights which the Administrative Agent, the Funding Agents or the Purchasers may have hereunder or under applicable law, the Issuer hereby agrees to indemnify the Administrative Agent, each Purchaser, each Funding Agent, and any successors and permitted assigns and any of their respective

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officers, directors and employees (collectively, the “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees (which such attorneys may be employees of a Purchaser, a Funding Agent or the Administrative Agent, as applicable) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any Indemnified Party arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Administrative Agent, any Funding Agent or any Purchaser of the Notes or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence, fraud or willful misconduct on the part of such Indemnified Party, (ii) recourse (except as otherwise specifically provided in this Agreement) for amounts due under the Solar Loans which are uncollectible whether due to the creditworthiness of the obligor, the underperformance of the PV System or the occurrence of a casualty event and (iii) any Taxes which are governed by Sections 4.2 and 4.3 hereof.  Such Indemnified Amounts shall be paid by the Issuer to the Administrative Agent for the accounts of the Persons entitled thereto from funds available therefor under Section 5.05 of the Indenture.  Without limiting the generality of the foregoing, the Issuer shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

(i)any representation or warranty made by any SolarCity Entity or any officer of any of them under or in connection with this Agreement, any of the other Transaction Documents or any other information or report delivered by any SolarCity Entity pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii)the failure by a SolarCity Entity to comply with any applicable law, rule or regulation with respect to any Solar Loan, or the nonconformity of any Solar Loan with any such applicable law, rule or regulation;

(iii)the failure to vest and maintain vested in the Indenture Trustee, an undivided first priority, perfected security interest in the Trust Estate free and clear of any Lien (except as expressly permitted by the Transaction Documents);

(iv)the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Trust Estate that adversely affects the perfection of the Indenture Trustee’s security interest in the Trust Estate;

(v)any dispute, claim, offset or defense (other than payment or the discharge in bankruptcy) of the Obligor to the payment of any Solar Loans (including, without limitation, a defense based on such Solar Loan not being the legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Solar Loan or the furnishing or failure to furnish such merchandise or services;

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(vi)any failure of the Servicer to perform its duties or obligations in accordance with the provisions of the Servicing Agreement;

(vii)any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Solar Loan;

(viii)the pledge of an interest in any Solar Loan other than an Eligible Solar Loan;

(ix)the failure by a SolarCity Entity to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any of its respective duties under the Solar Loans;

(x)any repayment to the Issuer by any Indemnified Party of any amount previously distributed in reduction of the Aggregate Outstanding Note Balance which such Indemnified Party believes in good faith is required to be made;

(xi)the commingling by the Issuer or the Servicer with respect to any Solar Loan at any time with other funds;

(xii)any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of the acquisition of interests in the Notes by the Issuer, or the ownership of the Notes or any portion of the Trust Estate;

(xiii)any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of a SolarCity Entity to qualify to do business or file any notice of business activity report or any similar report;

(xiv)the failure of a SolarCity Entity to pay when due any taxes, including without limitation, sales, excise or personal property taxes, payable in connection with any of the Solar Loan or any amounts due thereunder;

(xv)any action taken by any SolarCity Entity in the enforcement or collection of any Solar Loan unless such action was in accordance with the Servicing Agreement or at the direction of the Indenture Trustee, the Administrative Agent, a Purchaser or a Funding Agent;

(xvi)any attempt by any Person to void, rescind or set-aside any pledge of the Trust Estate to the Indenture Trustee under statutory provisions or common law or equitable action, including, without limitation, any provision of the United States Bankruptcy Code;

(xvii)the Aggregate Outstanding Note Balance exceeding the Total Borrowing Base at any time;

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(xviii)the failure of the Lockbox Bank to remit any amounts held in the Lockbox Account or any related lock-boxes pursuant to the instructions of the Servicer, the Issuer, or the Administrative Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any Account Control Agreement) whether by reason of the exercise of set-off rights or otherwise;

(xix)the use of the proceeds of the Notes; or

(xx)the Notes being characterized as other than indebtedness for U.S. federal income tax purposes or the Issuer being classified as an association or publicly traded partnership that is taxed as a corporation for U.S. federal income tax purposes.

Section 4.2Taxes

.  (a) All payments made hereunder by the SolarCity Entities (each, a “payor”) to any Purchaser, any Funding Agent or the Administrative Agent (each, a “recipient”) shall, unless otherwise required by law, be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or any assignee of such parties) (such non-excluded items being called “Taxes”).  In the event that any withholding or deduction from any payment made by the payor hereunder is required by law, then such payor shall:

(i)make such withholding or deduction and pay directly to the relevant authority the full amount required to be so withheld or deducted;

(ii)promptly forward to the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser an official receipt or other documentation satisfactory to the Administrative Agent, each Funding Agent and each Non-Conduit Committed Purchaser evidencing such payment to such governmental authority; and

(iii)if such Taxes are other than (1) franchise Taxes imposed on net income (or any interest or penalties with respect thereto) and Taxes imposed on or measured by the recipient’s net income required to be paid by any recipient in connection herewith to any taxing authority, a Tax imposed as a result of such recipient being organized under the laws of, or having its principal office or applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) (other than, in each case, such Taxes arising solely from the recipient having executed, delivered, performed its obligations under, received a payment pursuant to or having been a party to or having enforced this Agreement or other Transaction Documents), (2) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such recipient with respect to an applicable interest in a Note in effect on the date on which (a) such recipient acquires an interest in a Note or (b) such recipient changes its lending office except, in each case, to the extent that such recipient’s assignor or prior lending office was entitled to the payment of additional amounts pursuant to this Section 4.2, (3) Taxes attributable to recipient’s failure to comply with Section 4.2(c) and (4) any U.S. federal withholding Taxes imposed under FATCA (such excluded items being “Excluded

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Taxes”)  pay to the recipient such additional amount or amounts as is necessary to ensure that the net amount (taking into account deductions or withholding applicable to additional amounts payable under this Section 4.2) actually received by the recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against any recipient with respect to any payment received by such recipient hereunder, the recipient shall promptly notify the Issuer, the Servicer and the Originator (which notification shall include in reasonable detail the basis for and the calculation of the amount of such Taxes), and the recipient may pay such Taxes and the payor will promptly pay such additional amounts (including any penalties, interest or expenses) as shall be necessary in order that the net amount received by the recipient after the payment of such Taxes (taking into account deductions or withholding applicable to additional amounts payable under this Section 4.2) shall equal the amount such recipient would have received had such Taxes not been asserted.

(b)If the payor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the recipient the required receipts or other required documentary evidence, the payor shall indemnify the recipient for any incremental Taxes, interest, or penalties that may become payable by any recipient as a result of any such failure.

(c)Each recipient agrees that prior to the date on which the first interest or fee payment due to it hereunder is due thereto, it will deliver to the Issuer, the Servicer, the Indenture Trustee and the Administrative Agent (i) if such Person is not incorporated or formed under the laws of the United States or any State thereof, two duly completed copies of the U.S. Internal Revenue Service Form W-8ECI, Form W-8BEN, Form W-8BEN-E or Form W-8IMY (or successor forms), as applicable, and such forms shall indicate whether the recipient is eligible to claim treaty benefits, or entitled to receive payments under this Agreement and with respect to the Notes without deduction or withholding of or a reduced amount of any United states federal income taxes, (ii) in the case of any other Person, a duly completed U.S. Internal Revenue Service Form W-9 or successor applicable or required forms, and (iii) such other forms and information as may be required to confirm the availability of any applicable exemption from United States federal, state or local withholding taxes.  Each recipient required to deliver any such forms also agrees to deliver to the Issuer, the Servicer, the Indenture Trustee and the Administrative Agent two further copies of such Form W-8ECI, Form W-8BEN claiming treaty benefits or Form W-9, or such successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it hereunder, and such extensions or renewals thereof as may reasonably be requested by the Issuer, the Servicer, the Indenture Trustee or the Administrative Agent, unless in any such case, solely as a result of a change in treaty, law or regulation occurring prior to the date on which any such delivery would otherwise be required, such recipient is no longer eligible to deliver then-applicable form set forth above and so advises the Issuer, the Servicer, the Indenture Trustee and the Administrative Agent.

(d)All payments due from the Issuer to any recipient under this Section 4.2 are to be made from funds available thereof under Section 5.05 of the Indenture;

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provided, however, that no such amounts shall be payable if resulting from the failure of such recipient to comply with Section 4.3(c) hereof.

(e)If any recipient receives a refund of any Taxes for which the payor has paid any amounts pursuant to this Section 4.2, then such recipient shall promptly repay such amounts to the payor.

Section 4.3Other  Tax Costs, Expenses and Related Matters

.

The Issuer agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save each Purchaser, each Funding Agent and the Administrative Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys’, accountants’ and other third parties’ fees and expenses, any filing fees and expenses incurred by officers or employees of any Purchaser, any Funding Agent and/or the Administrative Agent) or intangible, documentary, recording, stamp, excise, transfer or similar taxes incurred by or on behalf of any Purchaser, any Funding Agent and the Administrative Agent (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Transaction Documents and any documents or instruments delivered on the Closing Date pursuant hereto and thereto and the transactions contemplated hereby or thereby, in an amount not to exceed $[***], after which the Administrative Agent, each Purchaser and each Funding Agent shall bear its own costs, and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement and the other Transaction Documents, (b) arising in connection with any Purchaser’s, any Funding Agent’s or the Administrative Agent’s enforcement or preservation of rights hereunder or thereunder or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents.  All such payments by the Issuer are to be made from funds available therefor under Section 5.05 of the Indenture.

Section 4.4Indemnification

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(a)Indemnification by the Originator.  The Originator shall indemnify and hold harmless each Indemnified Party from and against any loss, liability, expense, damage or injury suffered or sustained by reason of willful misfeasance, bad faith, or negligence in the performance of the duties of the Originator or by reason of reckless disregard of obligations and duties of the Originator hereunder or under any Transaction Document to which it is a party; provided, however, that the Originator shall not indemnify any such Indemnified Party for any such loss, liability, expense, damage or injury suffered or sustained by reason of any action taken or omitted at the written request of any Indemnified Party; and provided further, that the Originator shall not indemnify any such Indemnified Party for any such loss, liability, expense, damage or injury incurred with respect to any action taken by any Indemnified Party constituting fraud, gross negligence, breach of fiduciary duty or willful misconduct, with respect to the uncollectibility of the Solar Loans owned by the Issuer or, except as otherwise provided for in Section 4.2, with respect to any U.S. federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by any such Indemnified Party in connection herewith to any taxing authority.  The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

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(b)Indemnification by the Servicer.  The Servicer shall indemnify and hold harmless each Indemnified Party from and against any loss, liability, expense, damage or injury suffered or sustained by reason of willful misfeasance, bad faith, or negligence in the performance of the duties of the Servicer or by reason of reckless disregard of obligations and duties of the Servicer hereunder or under any Transaction Document to which it is a party; provided, however, that the Servicer shall not indemnify any such Indemnified Party for any such loss, liability, expense, damage or injury suffered or sustained by reason of any action taken or omitted at the written request of any Indemnified Party; and provided further, that the Servicer shall not indemnify any such Indemnified Party for any such loss, liability, expense, damage or injury incurred with respect to any action taken by any Indemnified Party constituting fraud, gross negligence, breach of fiduciary duty or willful misconduct, with respect to the uncollectibility of the Solar Loans owned by the Issuer or, except as otherwise provided for in Section 4.2, with respect to any U.S. federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by any such Indemnified Party in connection herewith to any taxing authority.  The Servicer shall not be liable for acts or omissions of any successor to it as the Servicer.  The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

(c)Indemnification by SolarCity.  SolarCity shall indemnify and hold harmless each Indemnified Party from and against any loss, liability, expense, damage or injury suffered or sustained by reason of willful misfeasance, bad faith, or negligence in the performance of the duties of  SolarCity or by reason of reckless disregard of obligations and duties of SolarCity hereunder, under any Transaction Document to which it is a party; provided, however, that SolarCity shall not indemnify any such Indemnified Party for any such loss, liability, expense, damage or injury suffered or sustained by reason of any action taken or omitted at the written request of any Indemnified Party; and provided further, that SolarCity shall not indemnify any such Indemnified Party for any such loss, liability, expense, damage or injury incurred with respect to any action taken by any Indemnified Party constituting fraud, gross negligence, breach of fiduciary duty or willful misconduct, with respect to the uncollectibility of the Solar Loans owned by the Issuer or, except as otherwise provided for in Section 4.2, with respect to any U.S. federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by any such Indemnified Party in connection herewith to any taxing authority.  The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

Article V

THE ADMINISTRATIVE AGENT AND FUNDING AGENTS

Section 5.1Appointment; Nature of Relationship

.  The Administrative Agent is appointed by the Purchasers and the Funding Agents as the Administrative Agent hereunder and under each other Transaction Document, and each of the Purchasers and the Funding Agents irrevocably authorizes the Administrative Agent to act as the contractual representative of such Purchaser or Funding Agent with the rights and duties expressly set forth herein, in the Indenture and in the other Transaction Documents.  The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article V.  Notwithstanding the use of the defined term “Administrative Agent,” it is expressly

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Purchaser by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Purchasers with only those duties as are expressly set forth in this Agreement and the other Transaction Documents.  In its capacity as the Purchasers’ contractual representative, the Administrative Agent (a) does not assume any fiduciary duties to any of the Purchasers, (b) is a “representative” of the Purchasers within the meaning of Section 9-102 of the UCC as in effect in the State of New York, and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents.  Each of the Purchasers agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Purchaser waives.

Section 5.2Powers

.  The Administrative Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.  The Administrative Agent shall have no implied duties or fiduciary duties to the Purchasers, or any obligation to the Purchasers to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by the Administrative Agent.

Section 5.3General Immunity

.  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Issuer, or any Purchaser for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (a) the gross negligence or willful misconduct of such Person or (b) breach of contract by such Person with respect to the Transaction Documents.

Section 5.4No Responsibility for Increases, Creditworthiness, Trust Estate, Recitals, Etc.

  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (c) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (d) the existence or possible existence of any Potential Default or Event of Default, or (e) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith.  The Administrative Agent shall not be responsible to any Purchaser for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Trust Estate, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Issuer or any of their respective Affiliates.

Section 5.5Action on Instructions of Purchasers

.  The Administrative Agent shall seek the consent and/or direction from the Majority Facility Investors before acting,

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hereunder and under any other Transaction Document in accordance with written instructions signed by the Majority Facility Investors, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Purchasers and on all holders of Notes.  The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Purchasers pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 5.6Employment of Agents and Counsel

.  The Administrative Agent may execute any of its duties as the Administrative Agent hereunder and under any other Transaction Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Purchasers, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Purchasers and all matters pertaining to the Administrative Agent’s duties hereunder and under any other Transaction Document.

Section 5.7Reliance on Documents; Counsel

.  The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

Section 5.8The Administrative Agent’s Reimbursement and Indemnification

.  The Committed Purchasers agree to reimburse and indemnify (on a pro rata basis based upon their Commitments as a percentage of their aggregate Commitments) the Administrative Agent (a) for any amounts not reimbursed by the Issuer for which the Administrative Agent is entitled to reimbursement by the Issuer under the Transaction Documents, (b) for any other expenses incurred by the Administrative Agent on behalf of the Purchasers, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Purchaser shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of the Administrative Agent.

Section 5.9Rights as a Purchaser

.  With respect to its Commitment and Increases made by it and the Notes issued to it, in its capacity as a Purchaser, the Administrative Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the term “Purchaser” or “Purchasers”, as applicable, shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity.  The

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Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Issuer or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 5.10Purchaser Credit Decision

.  Each Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Purchaser and based on the financial statements prepared by the Issuer and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents.  Each Purchaser also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 5.11Successor Administrative Agent

.  The Administrative Agent may resign at any time by giving written notice thereof to the Purchasers, the Funding Agents, the Custodian, the Transition Service Provider, the Indenture Trustee and the Issuer, and the Administrative Agent may be removed at any time for cause by written notice received by the Administrative Agent from all of the other Purchasers.  Upon any such resignation or removal, the Purchasers shall have the right to appoint, on behalf of the Issuer and the Purchasers, a successor Administrative Agent.  If no successor Administrative Agent shall have been so appointed by the Purchasers and shall have accepted such appointment within 30 days after the exiting Administrative Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Administrative Agent may appoint, on behalf of the Issuer and the Purchasers, a successor Administrative Agent or petition a court of competent jurisdiction to appoint a successor Administrative Agent.  Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Administrative Agent, and the exiting Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents.  After any exiting Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Transaction Documents.

Section 5.12Transaction Documents; Further Assurances

.  Each Purchaser authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party and to take all action contemplated by such documents.  Each Purchaser agrees that no Purchaser shall have the right individually to seek to realize upon the security granted by any Transaction Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Purchasers upon the terms of the Transaction Documents.

Section 5.13Funding Agent Appointment; Nature of Relationship

.  Each Funding Agent is appointed by the Purchasers in its Purchaser Group as their agent hereunder, and such Purchasers irrevocably authorize such Funding Agent to act as the contractual

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representative of such Purchasers with the rights and duties expressly set forth herein and in the other Transaction Documents.  Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article V.  Notwithstanding the use of the defined term “ Funding Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Purchaser by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Purchasers in its Purchaser Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents.  In its capacity as the related Purchasers’ contractual representative, each Funding Agent (a) does not assume any fiduciary duties to any of the Purchasers, (b) is a “representative” of the Purchasers in its Purchaser Group within the meaning of Section 9-102 of the UCC as in effect in the State of New York and (c) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents.  Each of the Purchasers agrees to assert no claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Purchaser waives.

Section 5.14Funding Agent Powers

.  Each Funding Agent shall have and may exercise such powers under the Transaction Documents as are specifically delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto.  No Funding Agent shall have any implied duties or fiduciary duties to the Purchasers in its Purchaser Group, or any obligation to such Purchasers to take any action hereunder or under any of the other Transaction Documents except any action specifically provided by the Transaction Documents required to be taken by such Funding Agent.

Section 5.15Funding Agent General Immunity

.  Neither any Funding Agent nor any of its directors, officers, agents or employees shall be liable to the Issuer, the Purchasers or any Purchaser for any action taken or omitted to be taken by it or them hereunder or under any other Transaction Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (a) the gross negligence or willful misconduct of such Person or (b) breach of contract by such Person with respect to the Transaction Documents.

Section 5.16Funding Agent Responsibility for Increases, Creditworthiness, Trust Estate, Recitals, Etc.

  Neither any Funding Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Transaction Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Transaction Document, (c) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered solely to the Administrative Agent, (d) the existence or possible existence of any Potential Default or Event of Default, or (e) the validity, effectiveness or genuineness of any Transaction Document or any other instrument or writing furnished in connection therewith.  No Funding Agent shall be responsible to any Purchaser for any recitals, statements, representations or warranties herein or in any of the other Transaction Documents, for the perfection or priority of any of the Liens on any of the Trust Estate, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the

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transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Issuer or any of their respective Affiliates.

Section 5.17Funding Agent Action on Instructions of Purchasers

.  Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Transaction Document in accordance with written instructions signed by each of the Purchasers in its Purchaser Group, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of such Purchasers.  Each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Purchasers in its Purchaser Group pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

Section 5.18Funding Agent Employment of Agents and Counsel

.  Each Funding Agent may execute any of its duties as a Funding Agent hereunder by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Purchasers in its Purchaser Group, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.  Each Funding Agent, at the expense of the Purchasers, shall be entitled to advice of counsel concerning the contractual arrangement between such Funding Agent and the Purchasers in its Purchaser Group and all matters pertaining to such Funding Agent’s duties hereunder and under any other Transaction Document.

Section 5.19Funding Agent Reliance on Documents; Counsel

.  Each Funding Agent shall be entitled to rely upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, in respect to legal matters, upon the opinion of counsel selected by such Funding Agent, which counsel may be employees of such Funding Agent.

Section 5.20Funding Agent’s Reimbursement and Indemnification

.  The Committed Purchasers in each Purchaser Group agree to reimburse and indemnify (on a pro rata basis based upon their Commitments as a percentage of the Commitments of all Committed Purchasers in its Purchaser Group) the Funding Agent in their Purchaser Group (a) for any amounts not reimbursed by the Issuer for which such Funding Agent is entitled to reimbursement by the Issuer under the Transaction Documents, (b) for any other expenses incurred by such Funding Agent on behalf of the Purchasers, in connection with the preparation, execution, delivery, administration and enforcement of the Transaction Documents, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Funding Agent in any way relating to or arising out of the Transaction Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided, that no Purchaser shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of such Funding Agent.

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Section 5.21Funding Agent Rights as a Purchaser

.  With respect to its Commitment and Increases made by it and the Notes issued to it, in its capacity as a Purchaser, each Funding Agent shall have the same rights and powers hereunder and under any other Transaction Document as any Purchaser and may exercise the same as though it were not the Agent, and the term “Purchaser” or “Purchasers”, as applicable, shall, unless the context otherwise indicates, include such Funding Agent in its individual capacity.  Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Issuer or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.

Section 5.22Funding Agent Purchaser Credit Decision

.  Each Purchaser acknowledges that it has, independently and without reliance upon its Funding Agent or any other Purchaser and based on the financial statements prepared by the Issuer and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Transaction Documents.  Each Purchaser also acknowledges that it will, independently and without reliance upon its Funding Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents.

Section 5.23Funding Agent Successor Funding Agent

.  Any Funding Agent may resign at any time by giving written notice thereof to the Purchasers in its Purchaser Group and the Issuer, and such Funding Agent may be removed at any time for cause by written notice received by the Purchasers in its Purchaser Group.  Upon any such resignation or removal, the Purchasers in a  Purchaser Group shall have the right to appoint a successor Funding Agent.  If no successor Funding Agent shall have been so appointed by such Purchasers and shall have accepted such appointment within 30 days after the exiting Funding Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Funding Agent may appoint, on behalf of the Purchasers in its Purchaser Group, a successor Funding Agent or petition a court of competent jurisdiction to appoint a successor Funding Agent.  Upon the acceptance of any appointment as a Funding Agent hereunder by a successor Funding Agent, such successor Funding Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Funding Agent, and the exiting Funding Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents.  After any exiting Funding Agent’s resignation hereunder as Funding Agent, the provisions of this Article V shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Funding Agent hereunder and under the other Transaction Documents.  Notwithstanding any provision in this Section 5.23 to the contrary, any Funding Agent that has provided notice of its resignation or has been provided notice of its removal shall be required to serve as Funding Agent until its successor has assumed such role.

Section 5.24Funding Agent Transaction Documents; Further Assurances

.  Each Purchaser authorizes the Funding Agent in its Purchaser Group to enter into each of the Transaction Documents to which it is a party and to take all action contemplated by such documents.

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Article VI

MISCELLANEOUS

Section 6.1Term of Agreement

.  This Agreement shall terminate on the first day immediately following the date upon which all amounts due to the Administrative Agent, the Non-Conduit Committed Purchasers, the Funding Agents, the Conduits and the Alternate Purchasers under this Agreement and the other Transaction Documents have been paid in full; provided, however, that (a) the rights and remedies of the Administrative Agent, the Funding Agents and the Purchasers with respect to any representation and warranty made or deemed to be made by any SolarCity Entity pursuant to this Agreement, (b) the indemnification and payment provisions of Article IV, and (c) the agreement set forth in Section 6.8 hereof, shall be continuing and shall survive any termination of this Agreement.

Section 6.2Waivers; Amendments

.  No failure or delay on the part of the Administrative Agent, any Funding Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof, or the exercise of any other power, right or remedy.  The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.  Any provision of this Agreement may be amended, waived or otherwise modified in a writing signed by the Issuer, the Originator, the Manager, the Servicer, the Parent and the Administrative Agent with the prior written consent of the Majority Facility Investors; provided, however, that any amendment to the representations, warranties and covenants of the Servicer in this Agreement in connection with the appointment of a successor Servicer shall not require the consent of the Issuer, the Originator, the Servicer or the Parent but will require the agreement of the Successor Servicer; and provided, further, that no amendment to this Agreement shall, nor shall the Administrative Agent consent to any amendment to any other Transaction Document, unless such amendment hereof shall be signed by, or such amendment of such other Transaction Document shall be authorized by (a) each Funding Agent and each Non-Conduit Committed Purchaser, in the case of an amendment the purpose of which is to (i) modify or waive an Event of Default or Amortization Event or (ii) change (x) the calculation of the Total Borrowing Base, the Class A Borrowing Base or the Class B Borrowing Base or (y) the definition of any term used in calculating the Total Borrowing Base, and (b) each Committed Purchaser directly affected thereby,  in the case of an amendment the purpose of which is to (i) increase the Commitment of such Committed Purchaser, (ii) reduce the Purchaser Invested Amount with respect to any Purchaser Group or Non-Conduit Committed Purchaser or rate of interest to accrue thereon or any fees or other amounts payable hereunder, (iii) postpone any date for the payment of any distribution in respect of any Note or interest with respect thereto or any fees or other amounts payable hereunder or in connection with the termination of any Commitment, (iv) change any percentage or number which shall be required for the Purchasers or Funding Agents or any of them to take any action under this Section 6.2 or any other provisions of this Agreement,  (v) extend or permit the extension of the Maturity Date with respect to such Non-Conduit Committed Purchaser or with respect to the Purchaser Group of which such Alternate Purchaser is a member, as the case may be, except as expressly provided herein, (viii) modify any conditions precedent to the making of Increases or to the release of any portion of the Trust

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Estate, or (ix) make any modification that would allow for any principal payment, reduction in Commitment or Increases to be made other than on a pro rata basis.

Section 6.3Notices, Etc

.  Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be sent by mail or electronic mail with a confirmation of the receipt thereof and shall be deemed to be given for purposes of this Agreement five days after such mail has been deposited or, where applicable, on the day that the receipt of such electronic mail is confirmed in accordance with the provisions of this Section 6.3.  Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 6.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated on the signature pages hereto, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on the signature pages hereto or, in the case of a Purchaser which becomes a party hereto pursuant to an Assignment and Assumption Agreement, on the signature page to the Assignment and Assumption Agreement pursuant to which it becomes a party hereto.

Section 6.4Governing Law; Submission to Jurisdiction; Integration

.

(a)THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE PARTIES HERETO EACH SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  Each of the parties hereto irrevocably waive, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  Nothing in this Section 6.4 shall affect the right of any party hereto to bring any action or proceeding against any other party hereto or their respective property in the courts of other jurisdictions.

(b)EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c)This Agreement and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

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Section 6.5Severability

.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.6Counterparts

.  This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

Section 6.7Binding Effect

; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Issuer shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Purchasers, and any assignment by the Issuer in violation of this Section 6.7 shall be null and void.  Notwithstanding anything to the contrary in the first sentence of this Section 6.7, any Purchaser may at any time, without the consent of the Administrative Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; provided, however, that no such assignment or pledge shall release the transferor Purchaser from its obligations hereunder.  Each Purchaser may assign to one or more banks or other entities all or any part or portion of, or may grant participations to one or more banks or other entities in all or any part or portion of its rights and obligations hereunder (including, without limitation, its Commitment, its Notes or its Increases); provided, however, that each such assignment (a) shall be in form and substance acceptable to the Administrative Agent, (b) shall, unless such assignee is a branch or wholly owned subsidiary of Credit Suisse AG or a commercial paper conduit as to which Credit Suisse AG, or a branch or wholly owned subsidiary thereof, provides a full liquidity and/or credit facility, be approved by the prior written consent of the Issuer (such consent not to be unreasonably withheld or delayed), and (c) shall be to a bank or other financial institution which is acceptable to the Administrative Agent in its sole discretion.  Any Purchaser may, without the consent of the Issuer, sell participation interests in its Increases and obligations hereunder; provided, however, that after giving effect to the sale of such participation, such Purchaser’s obligations hereunder and rights to consent to any waiver hereunder or amendment hereof shall remain unchanged, such Purchaser shall remain solely responsible to the other parties hereto for the performance of such obligations, all amounts payable to such Purchaser hereunder and all rights to consent to any waiver hereunder or amendment hereof shall be determined as if such Purchaser had not sold such participation interest, and the Issuer and the Administrative Agent shall continue to deal solely and directly with such Purchaser and not be obligated to deal with such participant.  Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Purchaser hereunder, the assignee or purchaser of such assignment shall be a Purchaser hereunder for all purposes of this Agreement.  Without limiting the foregoing, each assignee and each purchaser of an assignment or participation shall, to the fullest extent permitted by law, have the same rights and benefits hereunder with respect to the rights and benefits so assigned or participated as it would have if it were a Purchaser hereunder.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Notwithstanding any other provision of this Agreement to the contrary, a Purchaser may pledge as collateral, or grant a security interest in, all or any portion of its rights to receive payments in, to and under this Agreement to a security trustee in connection with the funding by such Purchaser of Increases without the consent of the Issuer; provided, that no such pledge or grant shall release such Purchaser from its obligations under this Agreement or substitute such security trustee for such Lender as a party hereto.

Section 6.8Confidentiality.

(a)   The parties, their Affiliates and each of their respective members, stockholders or representatives hereto agree to maintain the confidentiality of this Agreement, the Notes, the Fee Letters, the other Transaction Documents and all other related confidential documents and drafts thereof, including research studies, proprietary technology, trade secrets, know-how, market studies and forecasts, competitive analyses, pricing policies, the substance of agreements with customers and others, marketing arrangements, customer lists and other documents embodying such confidential information (collectively, the “Confidential Information”) and agree not to disclose Confidential Information in communications with third parties (other than its employees, accountants, auditors, agents, advisors, shareholders or counsel (collectively, “Representatives”); provided, however, that Confidential Information may be disclosed to third parties to the extent such disclosure is (i) required in order to comply with any applicable law, order, regulation or ruling, (ii) required or requested in response to any summons or subpoena or in connection with any litigation, (iii) requested by any regulatory authority (including any self-regulatory authority), (iv) provided to any Alternate Purchaser or any prospective Purchaser (including any provider of credit support in the form of credit default swap or surety bond or otherwise) or to any rating agency providing a rating for the Related Commercial Paper or for purposes of calculating a Purchaser’s regulatory capital requirements, if any, or to any nationally recognized statistical rating organization to whom any part of such information is required to be disclosed, pursuant to the terms of the Securities Exchange Act of 1934 or any rules (including Rule 17g-5) and regulations promulgated thereunder, provided that the Administrative Agent, each Funding Agent and each Purchaser, as applicable, inform such person that such information is sensitive, proprietary and confidential information.  If a party or any of its Affiliates, respective members, stockholders or representatives becomes compelled or requested by legal or administrative process to disclose any Confidential Information, such party shall, to the extent permitted by Applicable Law and practicable, provide the other party with prompt notice; it being understood that the other party may seek a protective order or other appropriate remedy. With respect to the information so compelled or requested to be disclosed, the first Party shall, and shall cause such Affiliate or such stockholder, member, Subsidiary or Representative to, furnish only that portion of such information that it is advised is legally required or requested to be furnished and shall exercise reasonable efforts, at the expense of the party whose Confidential Information is being disclosed, to obtain reliable assurance that confidential treatment will be accorded such information, provided, however, that failure to obtain such assurance will not diminish the right of each Funding Agent, each Purchaser, the Administrative Agent or any of their Representatives to comply with such request or requirement, as set forth in this Section 6.8(a), without penalty hereunder.  Notwithstanding the foregoing, (i) each Conduit shall be permitted to disclose Solar Loan performance information and details concerning the structure of the facility contemplated hereby and by the Indenture and the Servicing Agreement, in summary form and in a manner not identifying the Issuer, to the related Alternate Purchaser, to prospective investors in Related Commercial Paper, and (ii) the Administrative Agent, each Funding Agent and each Purchaser

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(each, a “Recipient”) shall have no obligation of confidentiality in respect of any information which (v) may be generally available to the public or becomes available to the public through no fault of theirs, (w) was rightfully known to the Recipient or was rightfully in such Recipient’s possession prior to the date of such disclosure, (x) becomes available to the Recipient from a third party unless to the Recipient’s knowledge such third party acquired such information from the Issuer and is in breach of an obligation of confidentiality to the Issuer, (y) has been approved for release by written authorization of the Issuer or (z) has been independently developed or acquired by the Recipient.

(b)Notwithstanding anything else contained in this Agreement, each party to this Agreement and any subsequent holder of Notes (and any employee, representative or other agent of such Person) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the Code and the Treasury Regulations promulgated thereunder and in applicable state and local law) of an investment in the Notes and all materials of any kind (including opinions or other tax analyses) that are provided to such Person relating to such tax treatment and tax structure; provided that neither Person nor such Person’s employees, representatives or other agents shall disclose any information for which nondisclosure is reasonably necessary to comply with U.S. securities laws.

Section 6.9No Bankruptcy Petition

.

(a)Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit.  The agreements set forth in this paragraph 6.9(a) and the parties’ respective obligations under this paragraph 6.9(a) shall survive the termination of this Agreement.

(b)Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Originator any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 6.09(b) shall survive the termination of this Agreement.

Section 6.10No Recourse

(a).  (a) Notwithstanding anything to the contrary contained in this agreement, the parties hereto hereby acknowledge and agree that all transactions with the Conduit hereunder shall be without recourse of any kind to the Conduit.  The Conduit shall have no liability or obligation hereunder unless and until the Conduit has received such amounts from the Notes.  In addition, the parties hereto hereby agree that the Conduit shall have no obligation to pay the parties hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in section 101 of title 11 of the United States Bankruptcy Code) against the Conduit, unless or until the Conduit has received amounts sufficient to pay such

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Expense Claims pursuant to the Notes and such amounts are not required to pay the outstanding indebtedness of the Conduit.

(b)    The agreements set forth in this Section 6.10 and the parties’ respective obligations under this Section 6.10 shall survive the termination of this Agreement.

Section 6.11Setoff

.  The Issuer, hereby irrevocably and unconditionally waives all right of setoff that it may have under contract (including this Agreement), applicable law or otherwise with respect to any funds or monies of the Administrative Agent, any Funding Agent or any Purchaser at any time held by or in the possession of the Issuer.

Section 6.12Further Assurances

.  Each of the SolarCity Entities agrees to do such further acts and things and to execute and deliver to the Administrative Agent, each Funding Agent, each Purchaser or the Indenture Trustee such additional assignments, agreements, powers and instruments as are reasonably required by such party to carry into effect the purposes of this Agreement or to better assure and confirm unto such party its rights, powers and remedies hereunder.  The Administrative Agent, each Funding Agent and each Purchaser each agrees to do such further acts and things and to execute and deliver to the SolarCity Entities such additional instruments as are reasonably required by such party to carry into effect the purposes of this Agreement or to better assure and confirm unto such party its rights, powers and remedies hereunder.

Section 6.13USA Patriot Act

.  Each Purchaser hereby notifies the Issuer that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Issuer, which information includes the name and address of the Issuer and other information that will allow such Purchaser to identify the Issuer in accordance with the Patriot Act.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

FTE SOLAR I, LLC, as Issuer

By: /s/ Lyndon Rive

Name:  Lyndon Rive

Title:    President

Address for notices:
c/o SolarCity Corporation

3055 Clearview Way

San Mateo, California 94402

Attention: General Counsel
Telephone: (650) 638-1028
Email:

SOLARCITY FINANCE COMPANY, LLC,
  as Originator

By:   /s/ Seth Weissman

Name:  Seth Weissman

Title:    President

Address for notices:

c/o SolarCity Corporation

3055 Clearview Way

San Mateo, California 94402

Attention: General Counsel
Telephone: (650) 638-1028
Email:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SOLARCITY FINANCE COMPANY, LLC,

as Servicer

By:   /s/ Seth Weissman

Name:  Seth Weissman

Title:    President

Address for notices:
3055 Clearview Way

San Mateo, California 94402

Attention: General Counsel
Telephone:  (650) 638-1028
Email:

SOLARCITY CORPORATION,
  as Parent and Manager

By: /s/ Lyndon Rive

Name:  Lyndon Rive

Title:    Chief Executive Officer

3055 Clearview Way

San Mateo, California 94402

Attention: General Counsel
Telephone: (650) 638-1028
Email:

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CREDIT SUISSE AG, NEW YORK BRANCH
as Administrative Agent

By:       /s/ Jason Muncy
             Name: Jason Muncy
             Title: Vice President

By:       /s/ Oliver Nissenson
            Name: Oliver Nissenson
            Title: Director

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Asset Finance Group
Telephone: [***]
Email: [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GIFS Capital Company, LLC
as Conduit

By:       /s/ R. Scott Chisholm
Name:  R. Scott Chisholm
Title:  Authorized Signer

Address for notices:
Suite 4900

227 West Monroe Street.

Chicago, IL 60606

Attention: Operations
Telephone: [***]
Email: [***]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:       /s/ Jason Muncy
             Name: Jason Muncy
             Title: Authorized Signatory

By:       /s/ Oliver Nissenson
            Name: Oliver Nissenson
            Title: Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Asset Finance Group
Telephone: [***]
Email: [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:       /s/ Jason Muncy
             Name: Jason Muncy
             Title: Vice President

By:       /s/ Oliver Nissenson
            Name: Oliver Nissenson
            Title: Director

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Asset Finance Group
Telephone: [***]
Email: [***]

CREDIT SUISSE SECURITIZED PRODUCTS MASTER FUND, LTD.
as Non-Conduit Committed Purchaser

By: Credit Suisse Asset Management, LLC,

   in its capacity as investment manager

By:       /s/ Mark Barres
             Name: Mark Barres
             Title: Authorized Signatory

By:       /s/ Gary Buchalter
            Name: Gary Buchalter
            Title:

Address for notices:
c/o Credit Suisse Asset Management, LLC,

One Madison Avenue, 10th Floor

New York, NY 10001

Attention:
Telephone:  [***]
Email: [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE I

Conduit or Non-Conduit Committed Purchaser	Class	Alternate Purchaser	Funding Agent	Commitment Percentage	Purchaser Commitment Amount
GIFS Capital Company, LLC (Conduit)	A	Credit Suisse AG, Cayman Islands Branch	Credit Suisse AG, New York Branch	80%	$160,000,000
Credit Suisse Securitized Products Master Fund, Ltd. (Non-Conduit Committed Purchaser)	B	N/A	N/A	20%	$40,000,000

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 3.1(k)

Organizational Chart

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Schedule 3.1(n)

Environmental Matters

None.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT A

Form of Borrowing Notice

__________  __, 20__

To:Credit Suisse AG, New York Branch, as Administrative Agent

11 Madison Avenue, 4th Floor

New York, NY 10010

Attention: Jason Muncy

      Robbin Conner

Email:list.afconduitreports@credit-suisse.com

robbin.conner@credit-suisse.com

abcp.monitoring@credit-suisse.com

[Funding Agents]

Credit Suisse Securitized Products Master Fund, Ltd.

c/o Credit Suisse Asset Management, LLC

One Madison Avenue, 10th Floor

New York, NY 10001

Email: list.ai-hfmo@credit-suisse.com

            list.cs-spf-coo@credit-suisse.com

            list.cs-spf@credit-suisse.com

SolarCity Finance Company, LLC, as Servicer

3055 Clearview Way

San Mateo, CA 94402

Attention: General Counsel

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement, dated as of January 9, 2015 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Note Purchase Agreement”), by and among FTE Solar I, LLC, as Issuer  (the “Issuer”), SolarCity Finance Company, LLC, as Originator and as Servicer, SolarCity Corporation, as Parent and as Manager, the Purchasers from time to time party thereto, the agent bank for each Purchaser Group from time to time party thereto (each such party, together with their respective successors in such capacity, a “Funding Agent”) and Credit Suisse AG, New York Branch, in its capacity as agent for the Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”).  Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the “Standard Definitions” attached to the Note Purchase Agreement as Annex A.

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In accordance with Section 2.2 of the Note Purchase Agreement, the Issuer hereby requests that the Purchasers provide an [initial advance] [Increase] based on the following criteria:

1. Requested [initial Aggregate Outstanding Note Balance] [Note Increase Amount]:

Class A (80%):

Class B (20%):

2. Requested date of Funding: ________ __, 20__

3. $[      ] should be transferred to the Liquidity Reserve Account

Account(s) to which each Funding Agent and Non-Conduit Committed Purchaser should wire the balance of the requested funds:

Bank Name:

ABA No.:

Account Name:

Account No.:

Reference:

4. [Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with this

Funding.]1

Very truly yours,

FTE SOLAR I, LLC

By: ___________________________

Name

Title:

[1]	To be delivered in connection with an Increase.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX-A

Borrowing Base Certificate

FTE Solar I, LLC

[_________], 20[_]

In connection with that certain Note Purchase Agreement, dated as of January 9, 2015 (the “Note Purchase Agreement”), by and among FTE Solar I, LLC, as Issuer  (the “Issuer”), SolarCity Finance Company, LLC, as Originator and as Servicer, SolarCity Corporation, as Parent and as Manager, the Purchasers from time to time party thereto, the agent bank for each Purchaser Group from time to time party thereto (each such party, together with their respective successors in such capacity, a “Funding Agent”) and Credit Suisse AG, New York Branch, in its capacity as agent for the Purchasers and the Funding Agents (in such capacity, the “Administrative Agent”),  the Issuer hereby certifies that:

1.  The Aggregate Outstanding Note Balance will not exceed the Total Borrowing Base, after giving effect to the Increase requested in the attached Borrowing Notice.

2.The attached Schedule I sets forth the Total Borrowing Base, the Class A Borrowing Base, the Class B Borrowing Base (collectively, the “Borrowing Base Calculations”) and provides all data used, in Excel format, to calculate the foregoing as of the Funding Date and the computations reflected in the Borrowing Base Calculations are true, correct and complete.

Capitalized terms used but not defined herein shall have the meanings specified in the Note Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

FTE Solar I, LLC, as Issuer

By

Name:

Title:

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EXHIBIT B

List of Closing Documents

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Annex A

Standard Definitions

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.